UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1 )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Marin Software Incorporated
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant): N/A

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On May 15, 2025, Marin Software Incorporated (the “Company”) filed a Notification of Late Filing on Form 12b-25 with respect to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Form 12b-25”) with the Securities and Exchange Commission. A copy of the Form 12b-25, which includes certain estimates regarding the Company’s results of operations and financial condition for the quarter ended March 31, 2025, is being filed herewith.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 12b-25

NOTIFICATION OF LATE FILING

Commission File Number: 001-35838

(Check one):	☐ Form 10-K	☐ Form 20-F	☐ Form 11-K	☒ Form 10-Q
	☐ Form 10-D	☐ Form N-CEN	☐ Form N-CSR

For Period Ended: March 31, 2025

☐	Transition Report on Form 10-K
☐	Transition Report on Form 20-F
☐	Transition Report on Form 11-K
☐	Transition Report on Form 10-Q
☐	Transition Report on Form N-SAR

For the Transition Period Ended:

Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

If the notification relates to a portion of the filing checked above, identify the Item(s) to which the notification relates: Not applicable

PART I - REGISTRANT INFORMATION

Full Name of Registrant:	Marin Software Incorporated
Former Name if Applicable:	Not Applicable
Address of Principal Executive Office (Street and Number): City, State and Zip Code:	149 New Montgomery St., 4th Floor, San Francisco, CA 94105

PART II - RULES 12b-25(b) AND (c)

If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed (Check box if appropriate).

	(a)	The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;
☐	(b)

The subject annual report, semi-annual report, transition report on Form 10-K, Form 20-F, Form 11-K, Form N-SAR or Form N-CSR, or portion thereof, will be filed on or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report or transition report on Form 10-Q or subject distribution report on Form 10-D, or portion thereof, will be filed on or before the fifth calendar day following the prescribed due date; and

	(c)	The accountant's statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.

PART III - NARRATIVE

State below in reasonable detail the reasons why Forms 10-K, 20-F, 11-K, 10-Q, 10-D, N-SAR, N-CSR or the transition report or portion thereof, could not be filed within the prescribed period.

Marin Software Incorporated (the “Company” or “we,” “us” and “our”) has determined that it is unable, without unreasonable effort or expense, to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report”) by the prescribed filing date or the five-day extension permitted by the rules of the Securities and Exchange Commission (the “SEC”).

As previously announced, on April 9, 2025, the Board of Directors of the Company (the “Board”) approved a Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which provides for the dissolution and liquidation of the Company (the “Dissolution”) under the Delaware General Corporation Law (the “DGCL”) and is currently seeking stockholder approval of the Plan of Dissolution at a special meeting currently scheduled for June 11, 2025 (the “Special Meeting”). If the stockholders approve the Dissolution pursuant to the Plan of Dissolution, the Company currently plans to file a Certificate of Dissolution with the Secretary of State of the State of Delaware and proceed with the Dissolution in accordance with the Plan of Dissolution and DGCL as soon as practical following the Special Meeting; however, such filing may be delayed or not filed at all as determined by the Board in its sole discretion. In general terms, if the Company dissolves pursuant to the Plan of Dissolution, the Company will cease conducting its business, wind up its affairs, seek to dispose of its non-cash assets, pay or otherwise provide for its obligations, and distribute its remaining assets, if any, during a post-dissolution period. With respect to the Dissolution, the Company will follow the dissolution and winding up procedures prescribed by the DCGL and the Plan of Dissolution. Further information about the Dissolution is available in the Company’s Definitive Proxy Statement filed with the SEC on May 7, 2025.

PART IV - OTHER INFORMATION

(1) Name and telephone number of person to contact in regard to this notification:

Robert Bertz	415	399-2580
Name	(Area Code)	(Telephone Number)

(2) Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If the answer is no, identify report(s).

☐ Yes ☒ No

The Company has not filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(3) Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof?

☒ Yes ☐ No

If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.

Unaudited Results of Operations for the Quarter Ended March 31, 2025

The Company incurred a net loss of $0.9 million during the quarter ended March 31, 2025, primarily made up of revenue of $3.7 million, cost of sales of $1.3 million and operating expenses of $3.1 million. As of March 31, 2025, the Company had cash and cash equivalents of $3.67 million. The preliminary amounts reported above have not been reviewed or audited by the Company’s independent registered public accounting firm. The Company believes that its results contained herein for the quarter ended March 31, 2025, are materially correct; however, because management's review is ongoing, there can be no assurance that the financial and accounting information referred to in this filing will not change.

Based on the funds we have available as of the date hereof and our history of recurring losses and negative operating cash flows, there is substantial doubt raised about our ability to continue as a going concern. We have initiated cost savings activities and are currently pursuing the Dissolution to liquidate and wind-up our operations, which we currently expect to be done as soon as reasonably practicable following the Special Meeting, assuming the approval of the Dissolution by the stockholders of the Company.

Forward-Looking Statements

This Form 12b-25 contains certain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. These forward-looking statements are within the meaning of Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding expected timing of filing the Quarterly Report, financial results for the quarter ended March 31, 2025, the Company’s plans for Dissolution, and and/or statements preceded by, followed by or that include the words “intends,” “expects,” “estimates,” “plans,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, there can be no assurance that its expectations will be achieved. Except as otherwise may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances, or changes in expectations after the date of this Form 12b-25.

Additional Information and Where to Find It

On May 7, 2025, the Company filed a Definitive Proxy Statement on Schedule 14A with the SEC with respect to the Special Meeting to be held in connection with the Dissolution, and began mailing the Definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the Special Meeting to consider the Dissolution. STOCKHOLDERS ARE

URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING IN CONNECTION WITH THE DISSOLUTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE DISSOLUTION. Stockholders may obtain, free of charge, the Definitive Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Dissolution at the SEC’s website (http://www.sec.gov) or at the Company’s investor relations website (https://investor.marinsoftware.com/Investor-home/default.aspx ) or by writing to Marin Software Incorporated, Investor Relations, ir@marinsoftware.com. Our website address is provided as an inactive textual reference only. The information provided on, or accessible through, our website is not part of this Form 12b-25, and, therefore, is not incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Dissolution. A list of the names of the directors and executive officers of the Company and information regarding their interests in the Dissolution, including their respective ownership of the Company’s securities, are contained in the Definitive Proxy Statement.

Marin Software Incorporated

(Name of Registrant as Specified in Charter)

has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2025	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer